UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

CAS MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

1. Election of seven directors. Alan W. Milinazzo Paul A. Molloy Thomas M. Patton Gregory P. Rainey James E. Thomas Kathleen A. Tune Kenneth R. Weisshaar Nominee #13 2. Approval of an amendment to the Certificate of Incorporation to increase the authorized number of shares of common stock from 40,000,000 to 60,000,000. 3. Advisory approval of the compensation of our named executive officers. 4. Ratification of appointment of independent accountants for 2015. To transact such other matters as may properly come before the meeting caused by any adjournment or any postponement of the meeting. NOmINeeS: Important Notice Regarding the Availability of Proxy materials for the Stockholders meeting of CAS meDICAL SYSTemS, INC. To Be held at 11:00 a.m. eT On: June 23, 2015 OmNI New haven hotel at Yale, 155 Temple Street, New haven, CT 06510 This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these or future proxy materials, you must make a request. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 06/12/15. Please visit www.casmed.com, where the following materials are available for view: • Notice of Annual Meeting of Stockholders and Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO ReqUeST mATeRIAL: TeLePhONe: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) e-mAIL: info@amstock.com weBSITe: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTe: ONLINe: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PeRSON: You may vote your shares in person by attending the Annual Meeting. For directions to the meeting location, call the Secretary of CAS Medical Systems, Inc. at 203-488-6056. TeLePhONe: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. mAIL: You may request a card by following the instructions above. COmPANY NUmBeR ACCOUNT NUmBeR CONTROL NUmBeR JOhN SmITh 1234 mAIN STReeT APT. 203 New YORk, NY 10038 The Board of Directors recommends a vote IN FAVOR of all nominees and IN FAVOR of Proposals 2, 3, and 4. Please note that you cannot use this notice to vote by mail.